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                                                                    EXHIBIT 10.2
                                                                    ------------



                                   AMENDMENT
                                      TO
                   CARDIODYNAMICS INTERNATIONAL CORPORATION
                    1995 STOCK OPTIONS/STOCK ISSUANCE PLAN

                (As Amended and Restated Through May 20, 1998)

     THIS AMENDMENT to the CardioDynamics International Corporation 1995 Stock Option/Stock Issuance Plan (the "Plan") has been adopted by the Board of Directors of CardioDynamics International Corporation, a California corporation (the "Corporation"), and approved by the shareholders of the Corporation. This Amendment amends the Plan in the following respects only:

1. The second sentence of Article One, Section V.A., is hereby amended to read in full as follows:

          The maximum number of shares of common Stock which may be issued over the term of the Plan shall not exceed 6,000,000 shares.

2.   Article Two, Section I.F., is hereby amended to read in full as follows:

     F.   Limited Transferability of Options.
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          1.   Except as specifically provided in Section I.F.2 or Section I.P.3 during the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following Optionee's death.

          2. A Non-Statutory Option may be assigned in accordance with the terms of a "qualified domestic relations order" within the meaning of the Internal Revenue Code Section 414(p).

          3. The Plan Administrator may, in its discretion, permit an Optionee to transfer all or any portion of a Non-Statutory Option, or authorize all or a portion of any Non-Statutory Option to be granted to an Optionee to permit transfer by such Optionee, to
               (i) the spouse, children or grandchildren of the Optionee (the "Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members and/or such Optionee, (iii) a partnership or limited liability company, the partners or members of which are limited to the Optionee and/or such Immediate Family Members, or (iv) an entity exempt from federal income tax under Section 501(c) (3) of the Internal Revenue Code, or any successor provision (collectively, the "Permitted Transferees"); provided, that (x) the Optionee receives no consideration for any such transfer and
               (y) subsequent transfers of the transferred Non-Statutory Option shall be prohibited except those by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. The stock option agreement or other documents evidencing any Non-Statutory Options with respect to which such transferability is authorized at the time of grant must be approved by the
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               Plan Administrator and must expressly provide for transferability in a manner consistent with this Section I.F.3.

          4.   Following the transfer of any Non-Statutory Option under either
               Section I.F.2 or I.F.3, (i) such Non-Statutory Option shall continue to be subject to the same terms and conditions as were in effect immediately prior to the transfer, provided that the term "Optionee" shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Optionee, as applicable, to the extent necessary to enable such person to exercise the transferred Non-Statutory Option in accordance with the terms of this Plan and applicable law and (ii) the provisions regarding the Optionee's cessation of Service or death shall continue to be applied with respect to the original Optionee and, upon the Optionee's cessation of Service or death, the Non-Statutory Option shall be exercisable only to the extent and for the periods specified in the stock option agreement evidencing the Non-Statutory Option.

          5. Any Optionee desiring to transfer a Non-Statutory Option pursuant to Section I.F.3 shall make application therefor in the manner and at the time specified by the Plan Administrator and shall comply with such other requirements as the Plan Administrator may determine to be necessary to insure compliance with all applicable securities laws. The Plan Administrator shall not permit a transfer of a Non-Statutory Option if such transfer cannot be made in compliance with all applicable securities laws.

          6. Neither the Plan Administrator nor the Corporation shall have any obligation to inform any transferee of a Non-Statutory Option of any expiration, termination, lapse or acceleration of such Non-Statutory Option.

3.   Article Four, Section I.F. is hereby amended to read in full as follows:

     F.   Limited Transferability of Options.
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          1.   An automatic option grant, together with the limited stock appreciation right pertaining to such option (collectively, for purposes of this Section I.F., the "Automatic Option Grant"), may be assigned in accordance with the terms of a "qualified domestic relations order" within the meaning of the Internal Revenue Code
               Section 414 (p).

          2. The Plan Administrator may, in its discretion, permit an optionee to transfer all or any portion of an Automatic Option Grant to (i) the spouse, children or grandchildren of the optionee (the "Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members and/or such optionee, (iii) a partnership or limited liability company, the partners or members of which are limited to the optionee and/or such Immediate Family Members, or (iv) an entity exempt from federal income tax under Section 501(c) (3) of the Internal Revenue Code, or any successor provision (collectively, the "Permitted Transferees"); provided, that (x) the optionee receives no consideration for any such transfer and
               (y) subsequent transfers of the transferred Automatic Option Grant shall be prohibited except those by will or the laws of descent and distribution or pursuant to a qualified domestic
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               relations order. The stock option agreement or other documents evidencing any Automatic Option Grant with respect to which such transferability is authorized at the time of grant must be approved by the Plan Administrator and must expressly provide for transferability in a manner consistent with this Section I.F.3.

          3.   Following the transfer of any Automatic Option Grant under either
               Section I.F.1 or Section I.F.2, (i) such Automatic Option Grant shall continue to be subject to the same terms and conditions as were in effect immediately prior to the transfer, provided that the term "optionee" shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased optionee, as applicable, to the extent necessary to enable such person to exercise the transferred Automatic Option Grant in accordance with the terms of this Plan and applicable law and (ii) the provisions regarding the optionee's termination of service as a Board member shall continue to be applied with respect to the original optionee and, upon such termination of service as a Board member, the Automatic Option Grant shall be exercisable only to the extent and for the periods specified in the stock option agreement evidencing the Automatic Option Grant.

          4. Any optionee desiring to transfer an Automatic Option Grant as permitted under Section I.F.2 shall make application therefor in the manner and at the time specified by the Plan Administrator and shall comply with such other requirements as the Plan Administrator may determine to be necessary to insure compliance with all applicable securities laws. The Plan Administrator shall not permit a transfer of an Automatic Option Grant if such transfer cannot be made in compliance with all applicable federal, state and foreign securities laws.

          5. Neither the Plan Administrator nor the Corporation shall have any obligation to inform any transferee of an Automatic Option Grant of any expiration, termination, lapse or acceleration of such Automatic Option Grant.

4.   As amended hereby, the Plan continues in full force and effect.

                              CARDIODYNAMICS INTERNATIONAL CORPORATION


                              By:  /s/  Steve P. Loomis
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                              Its: Corporate Secretary